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                                                                   EXHIBIT 10.58

                              SEVENTH AMENDMENT TO

                              EMPLOYMENT AGREEMENT

            THIS SEVENTH AMENDMENT TO EMPLOYMENT AGREEMENT (the "Seventh Amendment") is made and entered into as of April 1, 1999, by and between Group 1 Software, Inc., a Delaware corporation ("Company") and Ronald F. Friedman, a Maryland resident ("Employee").

            WHEREAS, Company and Employee entered into that certain Agreement dated October 31, 1990 (the "1990 Agreement"), regarding various terms and conditions of employment of Employee with respect to Company; and

            WHEREAS, Company and Employee entered into that certain First Amendment to the 1990 Agreement (the "First Amendment") dated June 24, 1991, that certain Second Amendment to the 1990 Agreement (the "Second Amendment") dated August 24, 1992, that certain Third Amendment to the 1990 Agreement (the "Third Amendment") dated as of October 1, 1993, that certain Fourth Amendment to the 1990 Agreement (the "Fourth Amendment") dated January 6, 1994, that certain Fifth Amendment to the 1990 Agreement, dated as of April 1, 1995, and and that certain Sixth Amendment to the 1990 Agreement, dated as of April 1, 1996 (the October 31, 1990 Agreement and the First, Second, Third, Fourth, Fifth and Sixth Amendments, collectively, referred to hereinafter as the "Agreement"); and

            WHEREAS, Company and Employee wish to amend the Agreement, but only with respect to the terms set out herein; and

            WHEREAS, Company and Employee are mutually desirous that such satisfactory employment relationship should continue under the terms and conditions of the Agreement, as amended.

            NOW THEREFORE, in consideration of mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Employee intending to be legally bound hereby agree to amend the Agreement as follows:

            1. Section 1 of the Agreement is hereby modified such that the references to the Agreement's expiration date on the third and fourth lines of the 1990 Agreement shall read "March 31, 2002".

            2. Section 5(A) of the Agreement is hereby modified so that the salary compensation referenced therein is hereby changed to One Hundred Fifty-Five Thousand Dollars ($155,000) on an annualized basis.

            3. The first two paragraphs of Section 8 of the Agreement are hereby deleted and the following is hereby inserted in lieu

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thereof: For each of the fiscal years during the Term of this Agreement, Company will pay Employee a bonus in accordance with a new compensation program covering such period. Such compensation programs will be designed to provide a bonus to Employee of $160,000 upon achievement of 100% level of annual budgeted earnings for those Company operations under the Employee's direction, before Employee bonus, CEO and CFO bonuses and after allocated marketing, allocated operations, allocated bad debt expense and division Q&A management fees and taxes; provided
(a) that such 100% level of profit as defined above equals at least $9,565,600 for the fiscal year, and (b) that such level of profit as defined reflects, in the opinion of the Compensation Committee of the Board of Directors, satisfactory growth over actual prior year results. Bonus for any fiscal year is considered earned only on completion of the audit and Board of Directors' approval, and only if Employee remains in Company employ at completion of the audit, except in the case of bonus for any fiscal year during which Company or Employee have elected to terminate this Agreement in accordance with Paragraph
1.

            4. Company and Employee hereby affirm that the Agreement, as amended hereby, remains in full force and effect, and is not further modified hereby.

            IN WITNESS WHEREOF, the parties have executed and delivered this Sixth Amendment as of the date first written above.


                                               Group 1 Software, Inc.

                                               By:
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                                               Its:
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                                                  ------------------------------
                                               Ronald F. Friedman, Individually